Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
NOTE 18	Income Taxes

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2012	2011	2010
Federal
Current	$1,853	$907	$1,105
Deferred	45	689	(339)
Federal income tax	1,898	1,596	766
State
Current	334	186	200
Deferred	4	59	(31)
State income tax	338	245	169
Total income tax provision	$2,236	$1,841	$935

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2012	2011	2010
Tax at statutory rate	$2,704	$2,320	$1,470
State income tax, at statutory rates, net of federal tax benefit	220	159	110
Tax effect of
Tax credits, net of related expenses	(479)	(458)	(462)
Tax-exempt income	(219)	(226)	(214)
Noncontrolling interests	55	29	18
Other items	(45)	17	13
Applicable income taxes	$2,236	$1,841	$935

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, pension and post-retirement plans and certain tax benefits related to stock options are recorded directly to shareholders’ equity as part of other comprehensive income (loss).

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Changes in income tax expense and associated liabilities related to the resolution of income tax examinations in 2012, 2011 and 2010 were not significant. Federal tax examinations for all years ending through December 31, 2008, are completed and resolved. The Company’s tax returns for the years ended December 31, 2009 and 2010 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2012	2011	2010
Balance at beginning of period	$479	$532	$440
Additions for tax positions taken in prior years	73	24	116
Additions for tax positions taken in the current year	5	2	30
Exam resolutions	(245)	(70)	–
Statute expirations	(10)	(9)	(54)
Balance at end of period	$302	$479	$532

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2012, 2011 and 2010, were $240 million, $220 million and $253 million, respectively. The change in unrecognized tax position balances in 2012 from exam resolutions relates to determination of the timing of deductions for losses on various securities and debt obligations. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2012, the Company’s uncertain tax position balances included $39 million in accrued interest. During the years ended December 31, 2012, 2011 and 2010 the Company recorded approximately $(8) million, $(2) million and $(6) million, respectively, in interest on unrecognized tax positions.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) as of December 31 were:

(Dollars in Millions)	2012	2011
Deferred Tax Assets
Allowance for credit losses	$1,756	$1,872
Pension and postretirement benefits	523	281
Accrued expenses	476	399
Stock compensation	183	203
Federal, state and foreign net operating loss carryforwards	60	26
Securities available-for-sale and financial instruments	–	85
Partnerships and other investment assets	395	571
Other deferred tax assets, net	180	96
Gross deferred tax assets	3,573	3,533
Deferred Tax Liabilities
Leasing activities	(2,792)	(3,048)
Goodwill and other intangible assets	(565)	(517)
Mortgage servicing rights	(490)	(522)
Securities available-for-sale and financial instruments	(232)	–
Loans	(168)	(175)
Fixed assets	(201)	(169)
Other deferred tax liabilities, net	(361)	(176)
Gross deferred tax liabilities	(4,809)	(4,607)
Valuation allowance	(84)	(51)
Net Deferred Tax Asset (Liability)	$(1,320)	$(1,125)

The Company has approximately $723 million of federal, state and foreign net operating loss carryforwards which expire at various times through 2032. Limitations on the ability to realize these carryforwards is reflected in the associated valuation allowance. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

At December 31, 2012, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if the Company’s banking subsidiaries cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.